PRELIMINARY PROXY SOLICITING MATERIALS
                             FOR THE INFORMATION OF
                   THE SECURITIES AND EXCHANGE COMMISSION ONLY


                             AETNA SERIES FUND, INC.
                               AETNA TAX-FREE FUND
                              151 Farmington Avenue
                        Hartford, Connecticut 06156-8962
                                 (800) 238-6263

                                                                  April 26, 1996

Dear Shareholder:

     At a meeting of the Board of Directors held on October 13, 1995, the Directors present unanimously approved the Plan of Liquidation for the Aetna Tax-Free Fund. After considering other alternatives, they concluded that a complete liquidation was in the best interests of the Tax-Free Fund and its shareholders. The enclosed Notice and Proxy Statement describe these matters in detail and establish a Special Meeting of the shareholders to obtain your approval.

     We currently have 82 shareholders and only 1.2 million of investments excluding Aetna investments left in the Tax-Free Fund. The continued operation of the Fund at this size is not economically feasible for Aetna and the Board believes it is not in your interest as shareholders. In spite of our efforts to sell shares of the Fund from April 1994 to October 1995, Management concluded, and the Directors agreed, that further marketing efforts would not increase the Fund's size sufficiently to make its continued operation practicable.

     I strongly urge you to approve this Plan of Liquidation at this time. Aetna Life Insurance and Annuity Company is paying all costs associated with implementing this Plan and, as you know, we have waived all sales charges for the Tax-Free Fund since October 13, 1995. Subject to your approval, shareholders remaining in the Fund will receive a cash distribution at the end of the Liquidation Period as described in the Proxy Statement.

     After reading the enclosed material, please complete, sign and return the proxy card so that your shares will be represented. If you decide to attend the meeting, you may revoke your proxy at any time and vote your shares in person. Your vote is extremely important.

     If you want additional information concerning this proposal, please call us at 1-800- 238-6263 or call your Aetna representative. We will answer your questions, discuss choices and appropriate alternative Aetna investments.

     Thank you for your understanding and your help.




                                             Sincerely,
                                             Shaun P. Mathews, President

                     PRELIMINARY PROXY SOLICITING MATERIALS
                             FOR THE INFORMATION OF
                   THE SECURITIES AND EXCHANGE COMMISSION ONLY

                             AETNA SERIES FUND, INC.
                               AETNA TAX-FREE FUND
                              151 Farmington Avenue
                        Hartford, Connecticut 06156-8962

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 23, 1996

A Special Meeting of the shareholders of the AETNA TAX-FREE FUND (the "Portfolio"), an investment portfolio of AETNA SERIES FUND, INC. (the "Company") will be held on May 23, 1996 at 9:00 a.m. (Eastern time) at 151 Farmington Avenue, Hartford, Connecticut.
The following proposals will be acted upon at that time:

     1.   To approve or disapprove:

          (A) the liquidation of the assets and dissolution of the Portfolio pursuant to the provisions of a Plan of Liquidation approved by the Company's Board of Directors; and

          (B) Articles of Amendment to the Company's Articles of Incorporation to reflect the dissolution of the Portfolio; and

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on April 22, 1996 are entitled to vote at the meeting or any adjournments thereof.


                                             By Order of the Board of Directors


                                             Susan E. Bryant
                                             Secretary

April 26, 1996

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO
THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                     PRELIMINARY PROXY SOLICITING MATERIALS
                             FOR THE INFORMATION OF
                   THE SECURITIES AND EXCHANGE COMMISSION ONLY

                             AETNA SERIES FUND, INC.
                               AETNA TAX-FREE FUND
                              151 Farmington Avenue
                        Hartford, Connecticut 06156-8962

                                 PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Directors") of Aetna Series Fund, Inc. (the "Company") with respect to Aetna Tax-Free Fund (the "Portfolio"), one of a series of investment portfolios of the Company. Proxies will be voted at the special meeting of shareholders to be held on May 23, 1996 and at any adjournments thereof (the "Special Meeting"). The Company is a series mutual fund that currently has 13 separate investment portfolios (the "Portfolios").

     This  Proxy  Statement  describes  matters  to be voted  on at the  Special
Meeting. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about April 26, 1996. The expenses in connection with preparing this Proxy Statement and all solicitations will be paid by Aetna Life Insurance and Annuity Company ("ALIAC") or an affiliate. The Portfolio will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

     A copy of the Company's most recent Annual Report, including financial statements, may be obtained without charge by calling 1-800-238-6263. This report does not form any part of the proxy solicitation material.

     More than 50% of the outstanding shares of the Portfolio must be present (in person or by proxy) in order to conduct business at the Special Meeting. The vote of shareholders holding a "majority of the outstanding voting securities" of the Portfolio, with the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), is required for approval of the liquidation of the assets and dissolution of the Portfolio pursuant to the provisions of the Plan of Liquidation (Proposal 1.A), and a vote of a majority of the shares eligible to vote is required for the approval of the Articles of Amendment to the Company's Articles of Incorporation (Proposal 1.B.).

     Under the 1940 Act, in connection with the Special Meeting, a "majority of the outstanding voting securities" of the Portfolio means the lesser of (1) 67% of the Shares (as defined below) of the Portfolio present at the Special Meeting if the owners of more than 50% of the Shares are present in person or by proxy, or (2) more than 50% of the Shares.

     Shareholders of record at the close of business on April 22, 1996 (the "Record Date") are entitled to vote at the Special Meeting. As of the Record
Date, there were 2,420,341.973 shares of the Portfolio's common stock outstanding (the "Shares"), consisting of 156,570.592 Shares of the Select Class and 2,263,771.381 Shares of the Adviser Class. As of that date, there were no beneficial owners of more than 5% of the Portfolio's shares other than Aetna Life Insurance and Annuity Company.

     As of April 22, 1996, the Portfolio's total assets were $23,490,572.43 and Aetna Life Insurance and Annuity Company ("ALIAC" or the "Adviser") was believed to possess voting power with respect to 95% of the outstanding Shares
($22,316,043.81), in view of which such Shares could be deemed to be beneficially owned by ALIAC as of such date. However, ALIAC has advised the Company that ALIAC intends to vote any Shares over which it has voting power at the Special Meeting in the same proportion as the votes cast by other shareholders (including ALIAC's customers who furnish voting instructions, if any).

     Shareholders are entitled to one vote for each full Share and a proportionate vote for each fractional Share held as of the Record Date. The proxies named on the enclosed proxy card will vote in accordance with the shareholder's direction as indicated on the proxy card if it is properly executed. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

     If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies (but not more than 120 days after the original record date). In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote for or against an adjournment based on their determination of what is in the best interests of the shareholders, taking into consideration the factors discussed above. A shareholder vote may be taken for the Portfolio on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

     If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Portfolio on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Portfolio's Shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal 1.A.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile or personal interview conducted by certain officers or employees of the Company or, if necessary, a commercial firm retained for this purpose. Only written proxies, however, will be accepted.

     The duly appointed proxies or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting. Shareholders may revoke their proxies by executing another proxy, by giving written notice of such revocation to the Company, or by attending the Special Meeting and voting in person.


                                  PROPOSAL 1.A.

                        PROPOSAL TO LIQUIDATE THE ASSETS
                       AND DISSOLVE THE PORTFOLIO PURSUANT
                          TO THE PROVISIONS OF THE PLAN
                                 OF LIQUIDATION
                                 --------------


THE LIQUIDATION IN GENERAL

     The Portfolio proposes to liquidate the assets and dissolve the Portfolio pursuant to the provisions of a Plan of Liquidation (the "Plan") as approved by the Company's Board of Directors at a meeting held on October 13, 1995. The Plan provides for the complete liquidation of all of the assets of the Portfolio. If the Plan is approved, the Adviser will undertake to liquidate the Portfolio's assets at market prices and on such terms and conditions as the Adviser shall determine to be reasonable and in the best interests of the Portfolio and its shareholders. A copy of the Plan is attached to this Proxy Statement as Exhibit A.


REASONS FOR THE LIQUIDATION

     The Portfolio is a series of Aetna Series Fund, Inc., an open-end management investment company organized as a Maryland corporation on June 17, 1991. The Portfolio offers two classes of Shares: the Adviser Class and the Select Class. The Portfolio first offered Shares of each class on April 15, 1994. As of October 31, 1995, the Portfolio's net assets were approximately $23,929,912, of which $22,181,497 was attributable to the Adviser Class Shares and $1,748,415 was attributable to the Select Class Shares. At a meeting held on October 13, 1995, the Board of Directors of the Company present at the meeting, including all of the Directors who are not "interested persons" of the Portfolio (as that term is defined in the Investment Company Act of 1940, as amended), unanimously adopted a resolution declaring the proposed liquidation and dissolution of the Portfolio advisable and directed that it be submitted to the shareholders for consideration. Several factors, including those described below, influenced the Directors' determination that the Portfolio be liquidated and terminated.

     Prior to the October 13, 1995 board meeting, the Directors had been advised by ALIAC that the continued operation of the Portfolio at its size was not economically feasible for ALIAC or the shareholders. At the October 13, 1995 board meeting, ALIAC stated that it had reviewed the following possible alternatives for the Portfolio: (i) continuation of the Portfolio with increased efforts to sell additional shares of the Portfolio thereby increasing the Portfolio's assets; (ii) the merger or sale of the Portfolio into a similar investment company; (iii) gradual liquidation of the Portfolio; and (iv) a prompt liquidation of the Portfolio. ALIAC reported to the Directors that it had considered the viability of each alternative and had concluded that a prompt liquidation of the Portfolio was the only viable alternative consistent with the best interests of the shareholders of the Portfolio even though liquidation of the Portfolio would be a taxable transaction for shareholders. See "Federal Income Tax Consequences" below. ALIAC was not confident that further marketing efforts would increase the Portfolio's size sufficiently. ALIAC reported that it found the merger or sale of the Portfolio into a similar investment company not to be a realistic alternative due to the relatively small amount of assets under management in the Portfolio not attributable to ALIAC or its affiliates and the fact that ALIAC could not assure any potential merging or acquiring fund that the Portfolio's assets would remain in the Portfolio. Further, ALIAC determined that it would be inappropriate to terminate its fee waivers or seek to raise its advisory fees in order to increase ALIAC's economic incentive to continue managing the Portfolio, since increased fees would be detrimental to the ability of the Portfolio to acquire additional assets under management.

     ALIAC requested that the Board of Directors consider the liquidation of the Portfolio pursuant to the Plan. In connection with the proposal, ALIAC agreed to bear the costs associated with the liquidation of the Portfolio. Based upon ALIAC's presentation and recommendation, the Board of Directors concluded that a liquidation of the Portfolio under the Plan is in the best interests of the Portfolio and its shareholders.

     Upon the liquidation, shareholders will receive a taxable cash distribution. Investors who wish to invest the proceeds of the liquidation in other series of Aetna Series Fund, Inc. may obtain a free prospectus by calling 1- 800-238-6263. Any subsequent investment in one of the other series will not change the taxable nature of the distribution.


PLAN OF LIQUIDATION OF THE PORTFOLIO

     The Plan provides for the complete liquidation of all of the assets of the Portfolio. If the Plan is approved, ALIAC will liquidate the Portfolio's assets at market prices and on such terms and conditions as ALIAC shall determine to be reasonable and in the best interests of the Portfolio and its shareholders over a 30 day period commencing on the date the shareholders approve the transaction (the "Liquidation Period"). In no event will any of the portfolio securities owned by the Portfolio be sold at a price which is less than the best price available in the public market at the time of sale.

     At the board meeting held on October 13, 1995, the Directors determined that an orderly liquidation of the Portfolio's holdings over the Liquidation Period would decrease the probability of having to sell portfolio securities at unfavorable prices. Thus, the Directors directed that, upon approval of the Plan by shareholders, ALIAC begin to liquidate the Portfolio's assets as it deems appropriate and in the best interests of the shareholders of the Portfolio.

LIQUIDATION VALUE

     Subject to the approval of the Plan, the Portfolio's shareholders will each receive a distribution in an amount equal to the net asset value per share, as determined in accordance with the Portfolio's current registration statement, upon termination of the Liquidation Period (a "Liquidation Distribution"). The Portfolio shall pay, discharge, or otherwise provide for the discharge of any and all liabilities prior to the Liquidation Date. However, if the Portfolio is unable to discharge its liabilities prior to the termination of the Liquidation Period, it may retain cash or cash equivalents in an amount believed necessary to discharge such liabilities. Unpaid liabilities may include income dividends and capital gain distributions.

     None of the shareholders of the Portfolio will be entitled to exercise any dissenter's rights or appraisal rights with respect to the liquidation or dissolution of the Portfolio. Shareholders will receive the per share net asset value upon the liquidation.


LIQUIDATION DISTRIBUTIONS

     At present, the date or dates on which the Portfolio will pay Liquidation Distributions to its shareholders and on which the Portfolio will be liquidated are not known to the Portfolio, but it is anticipated that if shareholders adopt the Plan, the liquidation would occur on or prior to June 24, 1996. Shareholders will receive their respective Liquidation Distributions without any further action on their part.

     THE RIGHT OF A SHAREHOLDER TO REDEEM HIS OR HER SHARES OF THE PORTFOLIO AT ANY TIME HAS NOT BEEN IMPAIRED AND WILL NOT BE IMPAIRED BY THE ADOPTION OF THE PLAN. THEREFORE, A SHAREHOLDER MAY REDEEM SHARES IN ACCORDANCE WITH REDEMPTION PROCEDURE SET FORTH IN THE PORTFOLIO'S CURRENT PROSPECTUS WITHOUT THE NECESSITY OF WAITING FOR THE PORTFOLIO TO TAKE ANY ACTION. THE PORTFOLIO IS WAIVING THE CONTINGENT DEFERRED SALES CHARGE ("CDSC") WITH RESPECT TO THE ADVISER CLASS SHARES; THERE IS NO CDSC WITH RESPECT TO THE SELECT CLASS.


FEDERAL INCOME TAX CONSEQUENCES

     The Portfolio will not incur any federal income tax liability as a result of the liquidation.

     For federal income tax purposes, a shareholder's receipt of the Liquidation Distribution will be a taxable event and will be treated as a sale of the shareholder's Shares in exchange for the Liquidation Distribution. Each shareholder will recognize gain or loss in an amount equal to the difference between the Liquidation Distribution he or she receives and the adjusted tax basis of his or her Shares. Assuming the shareholder holds his or her Shares as a capital asset, the gain or loss generally will be treated as a capital gain or loss. If the Shares have been held for more than one year the gain or loss will constitute a long-term capital gain or loss; otherwise, the gain or loss will constitute a short-term capital gain or loss. Shareholders will be notified of their respective shares of ordinary and capital gain dividends for the Portfolio's final fiscal year in normal fashion; amounts included in income as dividends will increase the shareholders' adjusted bases in their shares for purposes of computing their gain or loss on the receipt of the Liquidation Distribution.

     The information above is only a summary of some of the federal income tax consequences generally affecting the Portfolio and its individual U.S. shareholders resulting from the liquidation of the Portfolio. This summary does not address the particular federal income tax consequences applicable to shareholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences of the liquidation may affect shareholders differently depending upon their particular tax situations, and, accordingly, this summary is not a substitute for careful tax planning on an individual basis. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE THE FEDERAL, STATE, AND OTHER INCOME TAX CONSEQUENCES OF RECEIVING THE LIQUIDATION DISTRIBUTION WITH RESPECT TO THEIR PARTICULAR TAX CIRCUMSTANCES.


CONCLUSION

     The Directors recommend voting FOR the above proposal. In the event the Plan is not adopted, the Directors will consider what action, if any, should be taken.


                                  PROPOSAL 1.B.

                         PROPOSAL TO AMEND THE COMPANY'S
                            ARTICLES OF INCORPORATION
                            -------------------------

     Subject to the approval of Proposal 1.A. by shareholders of the Portfolio, shareholders of the Portfolio are being asked to approve Articles of Amendment to the Company's Articles of Incorporation. The Board of Directors has approved the proposed Articles of Amendment. A copy of the proposed Articles of Amendment are attached as Exhibit B to this Proxy Statement.

     The Plan contemplates that after the Liquidation Distribution has been made to all remaining shareholders, the Fund will file the Articles of Amendment with the State Department of Assessments and Taxation of Maryland. The Articles of Amendment, in pertinent part, will cancel all unissued classes of stock of the Portfolio and reclassify such shares as unissued and unclassified shares of the Company, and delete all provisions of the

Company's Articles of Incorporation designating and classifying shares of stock of the Company into the Portfolio's shares, establishing and describing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Portfolio's shares and the description, and terms and conditions of the classes of the Portfolio will be deleted from the Articles of Incorporation.

CONCLUSION

     The Directors recommend voting FOR the above proposal. If Proposal 1.A. is not approved, then Proposal 1.B. will not be implemented, even if the shareholder vote necessary to adopt it is received. If the proposals are not approved, the current fundamental objective and the current investment policy will remain unchanged.


                                 OTHER BUSINESS

     The Company's management knows of no other business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. If any other business properly comes before the Special Meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.


                              SHAREHOLDER PROPOSALS

     The current Articles of Incorporation and By-Laws of the Company provide that the Company need not hold shareholder meetings, except as required by the 1940 Act or the Maryland General Corporation Law. Therefore, it is probable that no annual meeting of shareholders will be held in 1996 or in subsequent years until so required. For those years in which annual shareholder meetings are held, proposals that shareholders of the Company intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Company within a reasonable period of time before the solicitation is made. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Company at 151 Farmington Avenue, Hartford, Connecticut 06156-8962. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws.

PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELFADDRESSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING BY WRITTEN NOTICE TO THE COMPANY OR BY SUBMITTING A PROXY CARD BEARING A LATER DATE.

April 26, 1996
                                           BY ORDER OF THE BOARD OF DIRECTORS OF
                                           AETNA SERIES FUND, INC.
                                           Susan E. Bryant, Secretary

                               AETNA TAX-FREE FUND
                 SPECIAL MEETING OF SHAREHOLDERS -- MAY 23, 1996

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF STOCK OF THE AETNA TAX-FREE FUND HEREBY
CONSTITUTES  AND APPOINTS  SHAUN P.  MATHEWS AND SUSAN E.  BRYANT,  OR EITHER OF
THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AETNA SERIES FUND, INC.



1.       (A)      Vote on Proposal to approve a Plan of Liquidation
                  with respect to the Aetna Tax-Free Fund.

         FOR        AGAINST        ABSTAIN
         |_|          |_|            |_|

         (B) Vote on Proposal to approve Articles of Amendment to the Fund's Articles of Incorporation.

         FOR        AGAINST        ABSTAIN
         |_|          |_|            |_|


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                (Continued, and TO BE SIGNED, on the other side)

                          (Continued from other side)

                             AETNA SERIES FUND, INC.
                               AETNA TAX-FREE FUND
                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH PROPOSAL.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x________________________________________________________

x________________________________________________________

Dated:______________________________________________, 1996

                                    EXHIBIT A

                               PLAN OF LIQUIDATION


THIS PLAN OF LIQUIDATION is adopted by the Aetna Series Fund, Inc., a Maryland corporation (the "Fund"), on behalf of its portfolio, the Aetna Tax-Free Fund (the "Portfolio").

                              W I T N E S S E T H:
                              --------------------

WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, this Plan is intended to be and is adopted as a plan of liquidation of the Aetna TaxFree Fund portfolio, on the terms and conditions set forth below; and

WHEREAS, the Board of Directors of the Fund, including a majority of the directors who are not interested persons (as defined by the 1940 Act), has determined that this Plan is in the best interests of the shareholders of the Portfolio.

NOW THEREFORE, the Board of Directors of the Fund hereby adopts the following:

1. CONDITIONS PRECEDENT. This Plan is approved subject to the following conditions:

     a. The Plan shall be approved by a "majority of the holders of the outstanding voting securities" of the Portfolio (as defined by the 1940 Act) at a special meeting of the shareholders called for the purpose of approving the Plan.

     b. A Proxy Statement describing the Plan and the proposed liquidation shall be prepared and submitted to the Securities and Exchange Commission and all applicable state securities commissions, and when authorized by such regulators, shall be delivered to each shareholder of record of the Portfolio for the purpose of soliciting proxies for the approval of the Plan.

     c. All necessary approvals and authorizations from the Securities and Exchange Commission, the state securities regulators or any other regulatory authority having jurisdiction over the transactions contemplated by the Plan shall be obtained.

     d. At or immediately prior to the Liquidation Date, the Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Portfolio all of the Portfolio's investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward).

2. TERMINATION OF BUSINESS OPERATIONS. On the date on which the shareholders approve the Plan (the "Effective Date"), the Portfolio shall cease to conduct business except as is required to carry out the terms of the Plan and to accept redemption requests.

3. NOTICE OF LIQUIDATION. As soon as practicable after the Effective Date, the Fund shall mail notice to all its creditors and employees that the Plan has been approved by the Board and the Shareholders and that it will be liquidating its assets. Such Notice will comply with the requirements of any state laws mandating notice of liquidation such as that contemplated by the Plan.

4. SALE OR DISTRIBUTION OF ASSETS. The Portfolio shall liquidate all its assets, during a period of 30 days after the Effective Date (the
     "Liquidation Period"). It shall commence such liquidation as soon as practicable after the Effective Date and after all required notices have been sent.

5. LIABILITIES. During the Liquidation Period, the Portfolio shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Portfolio. If the Portfolio is unable to pay, discharge or otherwise provide for any liabilities of the Portfolio during the Liquidation Period, the Portfolio may retain, however, cash, or cash equivalents in an amount which it estimates is necessary to discharge any unpaid liabilities of the Portfolio on the Portfolio's books as of the Liquidation Date (as defined in paragraph 6). Any liabilities that arise after the Liquidation Date will be paid by ALIAC. Unpaid liabilities may include but not be limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date.

6. DISTRIBUTION TO SHAREHOLDERS. Upon termination of the Liquidation Period (the "Liquidation Date"), the Portfolio shall distribute pro rata to its Shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Portfolio, except those reserved as authorized by Paragraph 5 of this Plan, in complete cancellation and redemption of all the outstanding shares of common stock of the Fund.

7. AMENDMENT OR TERMINATION. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Fund, at any time prior to the Liquidation Date, if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for the Portfolio. The Board of Directors may modify or amend this Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and the Shareholders. However, if the Board determines that any such amendment or modification will materially and adversely affect the interests of the shareholders, such an amendment or modification will not be adopted unless approved by the Shareholders.

8. FILINGS. As soon as practicable after the Liquidation Date, the Fund shall file on behalf of the Aetna Tax-Free Fund, such instruments of dissolution, Articles of Amendment, Articles Supplementary or other documents, as are necessary to effect the dissolution of the Fund in accordance with the requirements of the Articles of Incorporation of the Fund, the Maryland General Corporation Law, the Internal Revenue Code of 1986, as amended, any applicable securities laws, and any rules and regulations of the Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Portfolio is so qualified, as well as the preparation and filing of any tax returns.

9. POWERS OF BOARD AND OFFICERS The Board and the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provision of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Fund deem necessary or desirable to carry out the terms of this Plan and to complete the liquidation of the assets of the Fund in accordance with this Plan and any applicable laws, rules or regulations.

10. EXPENSES. The expenses of carrying out the terms of this Plan shall be borne by Aetna Life Insurance and Annuity Company or an affiliate thereof, whether or not the liquidation contemplated by the Plan is effected.

11. FURTHER ASSURANCES. The Fund, on behalf of the Portfolio, shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

12. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of Maryland.

IN WITNESS WHEREOF, the Board of Directors of the Fund has caused this Plan to be executed by their duly authorized representatives, on behalf of its Tax-Free Fund portfolio as of this 13th day of October, 1995.


AETNA SERIES FUND, INC.
on behalf of its Aetna Tax-Free Fund


By:/s/ Shaun P. Mathews
   --------------------
     President

                                    EXHIBIT B

                             AETNA SERIES FUND, INC.
                              ARTICLES OF AMENDMENT


     AETNA SERIES FUND, INC., a Maryland corporation registered as an open- end investment company under the Investment Company Act of 1940 and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter ref erred to as the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland (the "Department") that:

     FIRST: In connection with and in furtherance of a plan of liquidation of the Aetna Tax-Free Fund, a separate fund and series of stock of the Corporation (the "Tax-Free Fund"), the Corporation hereby amends its Charter as currently in effect, consisting of Articles of Incorporation filed with the Department on June 17, 1991 (the "Articles of Incorporation"), Articles Supplementary filed with the Department on September 27, 1993 (the "September 27, 1993 Articles Supplementary"), Articles Supplementary filed with the Department on November 1, 1993 (the "November 1, 1993 Articles Supplementary") , Articles Supplementary filed with the Department on September 27, 1994 (the "September 27, 1994 Articles Supplementary") and other Charter Documents filed with the Department subsequent to September 27, 1994, to include the following:

     A.   As of the Effective Date (as hereinafter defined):

          (i) each unissued Class A Share of the Aetna Tax-Free Fund series of stock of the Corporation, par value $0.01 per Share, ("Class A Tax-Free Fund Shares") and each unissued Class B Share of the Aetna Tax-Free Fund series of stock of the Corporation, par value $0.01 per Share ("Class B Tax-Free Fund Shares") is hereby reclassified into, and shall become, one unissued unclassified Share of capital stock of the Corporation. (The Class A TaxFree
Fund Shares and the Class B Tax-Free Fund Shares are hereafter sometimes referred to individually as a "Tax-Free Fund Share" and collectively as "Tax-Free Fund Shares").

          (ii) each issued and outstanding Tax-Free Fund Share shall be canceled, and each such canceled Share shall be reclassified into, and shall become, one unissued unclassified Share of capital stock of the Corporation.

          (iii) the Company shall have sold and liquidated all assets belonging to the Tax-Free Fund, and shall have paid from the proceeds thereof, all liabilities belonging to the Tax-Free Fund. The remaining proceeds from the sale and liquidation of the assets belonging to the Tax-Free Fund shall have been distributed, among the holders of Tax-Free Fund Shares in proportion to the number of such shares held by them and recorded on the books of the Corporation.

     B. Upon cancellation of the issued and outstanding Tax-Free Funds Shares, and the reclassification of such cancelled shares and all unissued Tax-Free Fund Shares into unissued, unclassified shares of capital stock of the Company, the provisions of the Charter designating and classifying shares of stock of the Corporation into Tax-Free Fund Shares, establishing and describing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of Tax-Free Fund Shares and the description, and terms and conditions, of various classes of Tax-Free Fund Shares shall be deleted from the Charter of the Corporation. Such deletions from the Charter of the Corporation shall include only provisions of the Charter as they relate to Tax-Free Fund Shares, and to the extent which any provisions of the Charter of the Corporation relate both to Tax-Free Fund Shares and one or more other series of Shares of stock of the Corporation, such provisions shall remain in the Charter but shall be deemed to apply only to such one or more other series of stock of the Corporation.

          SECOND: The amendments to the Charter of the Corporation herein set forth were duly advised by the Board of Directors of the Corporation and approved by the stockholders entitled to vote thereon, as required by the Charter and Bylaws of the Corporation and applicable law.

     THIRD: The amendments set forth herein do not increase the authorized capital stock of the Corporation.

     FOURTH: The amendments set forth herein shall become effective as of the close of business on the date (the "Effective Date") which is the later of: (i) May 31, 1996; and (ii) the date on which these Articles of Amendment, having been duly advised, approved, signed, acknowledged and sealed by the Corporation as required by the laws of the State of Maryland, and not having been abandoned prior to the Effective Date by majority vote of the entire Board of Directors of the Corporation, are filed for record with the Department.


     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its undersigned President and witnessed or attested to by its undersigned Secretary as of this ___ day of ________, 1996 and its undersigned President acknowledges that these Articles of Amendment are the act and deed of the Corporation and, under penalties of perjury, that the matters and facts set forth herein are true in all material respects to the best of his knowledge, information and belief.


ATTEST:                                      AETNA SERIES FUND, INC.


____________________________________         By:________________________________
Name:                                           Name:
Title:                                          Title:



                                       B-2